UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

NEFF CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-14145	65-0626400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400 Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

(305) 513-3350

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 28, 2007, Neff Corp. (the “Company”) filed a Current Report on Form 8-K announcing that Kevin A. Landgraver and Bryan Livingston were elected to the Company’s board of directors. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Current Report on Form 8-K/A to include the disclosure that, on October 26, 2007, the Company’s board of directors appointed Messrs. Landgraver and Livingston to the Company’s newly formed audit committee, effective October 26, 2007. Mr. Landgraver will serve as the chairman of the audit committee whose other members include David H Cynn, the aforementioned Mr. Livingston, John Thomson and David W. Wiederecht.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEFF CORP.

By:	/s/ Mark Irion
Mark Irion
Vice President, Chief Financial Officer and Secretary

Dated: October 31, 2007